UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023 (February 2, 2023)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Utica Avenue South, Suite 900	St. Louis Park, MN	55416
(Address of Principal Executive Offices)		(Zip Code)

(612) 453-4100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01. Entry Into a Material Definitive Agreement.

On February 2, 2023, Two Harbors Investment Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc. acting as representatives of the several underwriters named on Schedule A thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 10,000,000 shares of its common stock (the “Shares”) in a public offering pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-253606) (the “Registration Statement”), including the prospectus, dated February 26, 2021, and the final prospectus supplement, dated February 2, 2023 and filed with the United States Securities and Exchange Commission (the “Commission”) on February 3, 2023, as the same may be amended or supplemented. Pursuant to the Underwriting Agreement, the Company also granted the Underwriters an option for 30 days to purchase up to an additional 1,500,000 Shares.

The Company made certain customary representations, warranties and covenants concerning the Company and the Registration Statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

The material terms of the Shares are described in the Company’s prospectus supplement, as filed with the Commission on February 3, 2023 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Shares and supplements the Company’s prospectus contained in the Registration Statement, as filed with the Commission on February 26, 2021.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the terms of the Underwriting Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 1.1.

8.01. Other Events.

On February 6, 2023, the Company completed its public offering of 10,000,000 Shares pursuant to the Underwriting Agreement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 2, 2023, between the Company and the Underwriters.*
5.1	Opinion of Stinson LLP with respect to the legality of the Shares.*
8.1	Opinion of Sidley Austin LLP relating to certain tax matters concerning the Shares. *
23.1	Consent of Stinson LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Sidley Austin LLP (included in Exhibit 8.1 hereto).
104	Cover Page Interactive Data File, formatted in Inline XBRL.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: February 6, 2023